THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln InvestmentSolutionsSM RIA

Supplement dated July 20, 2022 to the Summary Prospectus for New Investors dated May 1, 2022

This Supplement to your summary prospectus outlines important changes that become effective on and after August 22, 2022.  These changes are related to:

a) Appendix A – Funds Available Under The Contract; and
b) Appendix B – Investment Requirements.

All other provisions outlined in your variable annuity prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The following line items are added to Appendix A – Funds Available Under the Contract:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
To seek long-term capital appreciation.	LVIP Channing Small Cap Value Fund – Standard Class	0.87%	N/A	N/A	N/A
Total return and, as a secondary objective, high current income.	LVIP Delaware High Yield Fund – Standard Class	0.74%[1]	4.92%	6.11%	6.20%
1This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund’s prospectus for additional information.

Appendix B – Investment Requirements. If you have elected a Living Benefit Rider, you may be subject to the Investment Requirements outlined in the prospectus, according to which Living Benefit Rider you own and when you elected that rider. Please refer to your prospectus to determine if you are subject to Investment Requirements. The changes outlined below are effective beginning August 22, 2022, and are added to the existing Investment Requirements in your summary prospectus. All other provisions of Investment Requirements remain unchanged.

The following changes apply to Investment Requirements for other Living Benefit Riders. The LVIP Channing Small Cap Value Fund and LVIP Delaware High Yield Fund are added to the list of funds that cannot exceed 80% of your Contract Value.

Please retain this Supplement for future reference.